Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables.
Trade and other receivables

12.Trade and other receivables

	2025	2024
	US$’000	US$’000
Trade receivables	199,366	168,546
Other receivables	15,423	15,193
Other receivables – related parties [1]	2,852	—
	217,641	183,739
Prepayments	16,539	27,162
Tax recoverable	839	—
	235,019	210,901
Non-current	3,812	7,980
Current	231,207	202,921
	235,019	210,901
[1]	Related parties refer to corporations controlled by a shareholder of the Company.

Contract assets — accrued revenue of US$43.0 million (2024: US$26.0 million) had been presented within “Trade receivables”. These relate to the Group’s rights to consideration for proportional performance from spot voyages that are in-progress at the balance sheet date, and which shall be recognised as revenue in the subsequent year. The Group will invoice the customers when the rights become unconditional which typically occurs in the next financial year.

Other receivables due from non-related parties include GST paid to India’s Government in advance. After taking into account the present value of other receivables (non-current), the carrying amounts approximate their fair value.

Other receivables due from related parties comprise mainly advances for vessel operating expenses. They are unsecured, interest-free and repayable on demand.

The carrying amounts of trade receivables and prepayments, principally denominated in US$, approximate their fair values due to the short-term nature of these balances.